UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2024

ZIVO BIOSCIENCE, INC.
(Exact name of Registrant as Specified in Its Charter)

Nevada	000-30415	87-0699977
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 East Long Lake Road, Suite 100, Bloomfield Hills, Michigan	48304
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 452-9866

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ZIVO	OTCQB
Warrants to purchase shares of Common Stock, par value $0.001 per share	ZIVOW	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information provided in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On November 12, 2024, Zivo Bioscience, Inc. (the“Company”) entered into a Debt Settlement Agreement (“Debt Settlement Agreement”) with each of Howard Shapiro, Merger Masters Pension Fund, and Financial Trading Consultants Pension Fund (each a“Creditor”) to restructure certain debt of the Company. Each Creditor agreed to settle the Company’s existing debt in exchange for the Company issuing each Creditor an unsecured promissory note (each a“Note,”collectively, the“Notes”) pursuant to the terms agreed upon in each Debt Settlement Agreement. The Company issued a Note to each of Howard Shapiro, Merger Masters Pension Fund, and Financial Trading Consultants Pension Fund in the principal amount of $185,497.12, $40,331.51, and $51,425.75, respectively. The Notes have an aggregate principal amount of $277,254.38.

Each Note is payable in 24 equal monthly installments beginning November 30, 2024 and bears interest at a rate of 1.0% per annum. Each Note is subject to customary events of default, the occurrence of which will trigger, at the option of the respective Creditor, the unpaid principal balance of the Note becoming immediately due and payable. The principal balance may be prepaid at any time without penalty.

A copy of each Debt Settlement Agreement is attached as Exhibits 10.1, 10.2, 10.3, and each Note is attached as Exhibits 10.4, 10.5, and 10.6, to this Current Report on Form 8-K and is incorporated herein by reference. The disclosure set forth in this Item 2.03 is intended to be a summary only and is qualified in its entirety by reference to each Debt Settlement Agreement and Note.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Debt Settlement Agreement, dated November 12, 2024, by and between Howard Shapiro and the Company
10.2	Debt Settlement Agreement, dated November 12, 2024, by and between Merger Masters Pension Fund and the Company
10.3	Debt Settlement Agreement, dated November 12, 2024, by and between Financial Trading Consultants Pension Fund and the Company
10.4	Promissory Note, dated November 12, 2024, in favor of Howard Shapiro
10.5	Promissory Note, dated November 12, 2024, in favor of Merger Masters Pension Fund
10.6	Promissory Note, dated November 12, 2024, in favor of Financial Trading Consultants Pension Fund
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIVO BIOSCIENCE, INC.

By:	/s/ Keith Marchiando
Keith Marchiando
Chief Financial Officer

Date: November 15, 2024

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